CLASS B

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     NUMBER                                                     SHARES

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               PRUDENTIAL-BACHE MULTI-SECTOR FUND, INC.
         INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

ACCOUNT No.              ALPHA CODE           ---------------------
                                                CUSIP  74430L 20 7
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                                       SEE REVERSE SIDE FOR CERTAIN DEFINITIONS


THIS IS TO CERTIFY that


                                 NON NEGOTIABLE


is the owner of

   FULLY-PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.001 EACH OF THE
                                COMMON STOCK OF
--------------------PRUDENTIAL-BACHE MULTI-SECTOR FUND, INC.-------------------

hereafter called the "Corporation", transferable on the books of the Corporation by the owner in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

     This Certificate and the shares represented hereby are issued and shall be held subject to the provisions of the Charter and By-Laws of the Corporation and all amendments thereof, copies of which are on file at the office of the Corporation, to all of which the holder, by acceptance hereof assents.

     This certificate is not valid unless countersigned by the Transfer Agent.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed in its name by its proper officers and to be sealed with its Corporate Seal.


PRUDENTIAL-BACHE MULTI-SECTOR FUND, INC.
              CORPORATE
                                   Dated:
                SEAL
                1990

              MARYLAND

                                 /s/ S. Jane Rose       /s/ Lawrence C. McQuade
                                     Secretary                  President


                                                      COUNTERSIGNED:
                                          PRUDENTIAL MUTUAL FUND SERVICES, INC.
                                                      (NEW JERSEY)
                                                          TRANSFER AGENT.
                                          BY
                                                          AUTHORIZED OFFICER.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  --as tenants in common       UNIF GIFT MIN ACT -      Custodian
TEN ENT  --as tenants by the entireties                   -------------------
JT TEN   --as joint tenants with right                   (Cust.)     (Minor)
           of survivorship and not as          under Uniform Gifts to Minors Act
           tenants in common                   ------------------------
                                                              (State)

     Additional abbreviations may also be used though not in the above list.

  For value received,               hereby sell, assign and transfer unto
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PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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Please print or typewrite name and address including postal zip code of assignee

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                                                                          Shares
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of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
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Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
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    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

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                    THIS SPACE MUST NOT BE COVERED IN ANY WAY